UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): February 19, 2015

PARAGON OFFSHORE plc
(Exact name of Registrant as specified in its charter)

England and Wales	001-36465	98-1146017
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

3151 Briarpark Drive, Suite 700 Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: + 1 832 783 4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operation and Financial Condition.
On February 19, 2015, Paragon Offshore plc (the “Company”) issued a press release announcing its consolidated and combined financial results for the three and twelve months ended December 31, 2014. A copy of such press release is included as Exhibit 99.1 hereto and will be published on the Company’s web site at www.paragonoffshore.com.
Pursuant to the rules and regulations of the Securities and Exchange Commission, the press release is being furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Paragon Offshore plc Press Release dated February 19, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Paragon Offshore plc, a public limited company incorporated under the laws of England and Wales

Date:	February 19, 2015

		By:	/s/ Steven A. Manz
		Name:	Steven A. Manz
		Title:	Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Paragon Offshore plc Press Release dated February 19, 2015, announcing its consolidated and combined financial results for the three and twelve months ended December 31, 2014.

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